Exhibit 10.1
AMENDMENT NO. 5 TO MASTER REPURCHASE AND SECURITIES CONTRACT
AMENDMENT NO. 5 TO MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of April 8, 2025 (this “Amendment”) by and between BrightSpire Credit 8, LLC (f/k/a CLNC Credit 8, LLC), a Delaware limited liability company (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of November 2, 2018 (as amended by Amendment No. 1 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of November 1, 2019, as further amended by that certain Amendment No. 2 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of May 4, 2021, as further amended by that certain Amendment No. 3 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of February 17, 2022, as further amended by that certain Amendment No. 4 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of June 22, 2022, as amended hereby, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC (f/k/a Credit RE Operating Company, LLC) (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:
SECTION 1.Repurchase Agreement Amendments. Buyer and Seller hereby agree that the Repurchase Agreement shall be amended and modified as follows:
a.The defined term “Servicer Account”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:
“Servicer Account”: The segregated, non-interest bearing account, created and maintained pursuant to the Servicing Agreement, which shall be in Servicer’s name on behalf of Buyer pursuant to the Servicing Agreement.
b.    Section 5.01 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:
The Waterfall Account shall be established at Deposit Account Bank. Buyer shall have sole dominion and control over the Waterfall Account (including, without limitation, “control” within the meaning of Section 9-104(a)(2) of the UCC). Neither Seller nor any Person claiming through or under Seller shall have any claim to or interest in either the Waterfall Account. All Income received by Seller, Buyer, any Servicer or Deposit Account Bank in respect of the Purchased Assets that consists of Significant Principal Payments shall be transferred, subject to the applicable provisions of the Servicing Agreement, by Servicer from the Servicer Account into the Waterfall Account promptly, and in no event later than two (2) Business Days of receipt thereof, and all such Income other than Significant Principal Payments shall be transferred, subject to the applicable provisions of the Servicing Agreement, by Servicer from the Servicer Account into the Waterfall Account promptly, and in no event later than two (2) Business Days prior to the next Remittance Date. All such Income, once deposited in the Waterfall Account, shall be applied to and remitted by Deposit Account Bank in accordance with this Article 5.
SECTION 2.Conditions Precedent. This Amendment and its provisions shall become effective on the first date (the “Amendment Effective Date”) on which this Amendment is duly executed and delivered by each of Seller, Buyer and Guarantor.
SECTION 3.Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).
SECTION 4.Acknowledgments of Guarantor.  Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and Buyer and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of November 2, 2018 (as may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein.
SECTION 5.Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof (a) all references in the Repurchase Agreement to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.
SECTION 6.No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owning by Seller, Guarantor or any of their respective affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement are preserved and (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect.
SECTION 7.Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
SECTION 8.Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.
SECTION 9.Waivers. (a) Each of Seller and Guarantor acknowledges and agrees that as of the date hereof it has no defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against Buyer arising under or in respect of the Repurchase Agreement, the Guarantee Agreement or any other Repurchase Document and any such defenses, rights of setoff, claims, counterclaims or causes of action which may exist as of the date hereof are hereby irrevocably waived, and (b) in consideration of Buyer entering into this Amendment, Seller and Guarantor hereby waive, release and discharge Buyer and Buyer’s officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arise out of or from or in any way relating to or in connection with the Repurchase Agreement, the Guarantee Agreement or the other Repurchase Documents, in each case occurring or existing on or prior to the date hereof, including, but not limited to, any action or failure to act under the Repurchase Agreement, the Guarantee Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Repurchase Agreement or the other Repurchase Documents.
SECTION 10.Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.
To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.
The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 11 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.
SECTION 11.WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
SECTION 12.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
BUYER:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Allen Lewis
Name: Allen Lewis
Title: Managing Director
SELLER:
BRIGHTSPIRE CREDIT 8, LLC, a Delaware limited liability company
By:    /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

Acknowledged:
BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company
By:    /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President